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                 MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010


                                                             AMOUNT OF    % OF    % OF
               PURCHASE/          OFFERING     TOTAL           SHARES   OFFERING  FUNDS
   SECURITY      TRADE    SIZE OF PRICE OF   AMOUNT OF       PURCHASED PURCHASED  TOTAL                     PURCHASED
   PURCHASED     DATE    OFFERING  SHARES    OFFERING         BY FUND   BY FUND  ASSETS     BROKERS           FROM
-------------- --------- -------- -------- ----------------- --------- --------- ------ --------------- ----------------
 Nissan Master  1/27/10     --    $100.000 $  900,000,000    4,800,000   0.53%    0.35%     RBS, BofA    RBS Securities
  Owner Trust                                                                       Merrill Lynch,
 0.23063% due                                                                          Barclays
   1/15/2015                                                                         Capital, BNP
                                                                                       PARIBAS,
                                                                                        Calyon
                                                                                      Securities,
                                                                                         HSBC,
                                                                                    Mitsubishi UFJ
                                                                                      Securities,
                                                                                        Societe
                                                                                       Generale

   Municipal   03/05/10     --    $100.000 $1,012,235,000.00 3,085,000   0.31%    0.23%  Goldman, Sachs   Goldman Sachs
   Electric                                                                         & Co., Morgan
 Authority of                                                                            Stanley, BMO
Georgia 6.655%                                                                              Capital
 due 4/1/2057                                                                           Markets, Citi,
                                                                                         J.P. Morgan,
                                                                                           Barclays
                                                                                         Capital, BofA
                                                                                        Merrill Lynch,
                                                                                        FirstSouthwest,
                                                                                          Wells Fargo
                                                                                          Securities

  The City of  03/19/10     --    $100.000 $  750,000,000.00 3,875,000   0.52%    0.29%     Siebert     Siebert Branford
   New York                                                                            Brandford         Shank
  5.968% due                                                                             Shank & Co.,
   3/1/20236                                                                               LLC, BofA
                                                                                        Merrill Lynch,
                                                                                          Citi, J.P.
                                                                                        Morgan, Morgan
                                                                                           Stanley,
                                                                                           Barclays
                                                                                         Capital, M.R.
                                                                                            Beal &
                                                                                           Company,
                                                                                           Fidelity
                                                                                            Capital
                                                                                           Markets,
                                                                                        Goldman, Sachs
                                                                                            & Co.,
                                                                                          Jefferies &
                                                                                         Company, Loop
                                                                                            Capital
                                                                                         Markets, LLC,
                                                                                        Ramirez & Co.,
                                                                                          Inc., Rice
                                                                                           Financial
                                                                                           Products
                                                                                           Company,
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
                                                                                          Roosevelt &
                                                                                             Cross
                                                                                         Incorporated,
                                                                                           Southwest
                                                                                          Securities,
                                                                                        Inc., Wachovia
                                                                                        Bank, National
                                                                                         Association,
                                                                                            Cabrera
                                                                                            Capital
                                                                                         Markets, LLC,
                                                                                            Jackson
                                                                                          Securities,
                                                                                            Janney
                                                                                          Montgomery
                                                                                          Scott LLC,
                                                                                          Lebenthal &
                                                                                         Co., LLC, MFR
                                                                                          Securities,
                                                                                         Inc., Morgan
                                                                                           Keegan &
                                                                                        Company, Inc.,
                                                                                         Raymond James
                                                                                         & Associates,
                                                                                           Inc., RBC
                                                                                            Capital
                                                                                          Markets, TD
                                                                                          Securities

Oregon St Dept 04/01/10     --    $100.000 $  544,675,000    2,575,000   0.47%    0.20%  Citi, Morgan      Citigroup
  Transn Hwy                                                                             Stanley, RBC
  5.834% Due                                                                                Capital
  11/15/2034                                                                             Markets, BofA
                                                                                        Merrill Lynch,
                                                                                           Fidelity
                                                                                            Capital
                                                                                           Markets,
                                                                                        Goldman, Sachs
                                                                                        & Co., JPMorgan

  New Jersey   05/13/10     --    $100.000 $  750,000,000    4,000,000   0.53%    0.31%  BofA Merrill    Merrill Lynch
 Economic Dev                                                                            Lynch, Citi,
  Auth 1.480%                                                                           Goldman, Sachs
 due 6/15/2013                                                                              & Co.,
                                                                                           JPMorgan,
                                                                                            Morgan
                                                                                           Stanley,
                                                                                            Janney
                                                                                          Montgomery
                                                                                            Scott,
                                                                                          Jefferies &
                                                                                         Company, Loop
                                                                                            Capital
                                                                                         Markets, PNC
                                                                                            Capital
                                                                                           Markets,
                                                                                        Ramirez & Co.,
                                                                                           Inc., RBC
                                                                                            Capital
                                                                                           Markets,
                                                                                          Roosevelt &
                                                                                         Cross, Inc.,
                                                                                            Siebert
                                                                                           Brandford
                                                                                         Shank & Co.,
                                                                                          LLC, Wells
                                                                                             Fargo
                                                                                          Securities
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
  New York NY  05/19/10     --    $100.000 $  250,000,000    3,625,000   1.45%    0.28%  BofA Merrill    Merrill Lynch
     City                                                                                   Lynch,
  Transition                                                                               Barclays
  5.267% Due                                                                            Capital, Citi,
   5/1/2027                                                                             Goldman, Sachs
                                                                                            & Co.,
                                                                                           JPMorgan,
                                                                                            Morgan
                                                                                           Stanley,
                                                                                            Cabrera
                                                                                            Capital
                                                                                        Markets, Inc.,
                                                                                           Fidelity
                                                                                            Capital
                                                                                           Markets,
                                                                                            Jackson
                                                                                          Securities,
                                                                                          Jefferies &
                                                                                         Company, Loop
                                                                                            Capital
                                                                                         Markets LLC,
                                                                                          M.R. Beal &
                                                                                           Company,
                                                                                        Ramirez & Co.,
                                                                                          Inc., Rice
                                                                                           Financial
                                                                                           Products
                                                                                           Company,
                                                                                         Roosevelt and
                                                                                             Cross
                                                                                         Incorporated,
                                                                                            Siebert
                                                                                           Brandford
                                                                                          Shank & Co.
                                                                                          LLC, Wells
                                                                                          Fargo Bank,
                                                                                           National
                                                                                         Association,
                                                                                         Morgan Keegan
                                                                                          & Company,
                                                                                             Inc.,
                                                                                         Oppenheimer &
                                                                                          Co., Inc.,
                                                                                         Raymond James
                                                                                         & Associates,
                                                                                           Inc., RBC
                                                                                            Capital
                                                                                           Markets,
                                                                                           Southwest
                                                                                          Securities,
                                                                                         Inc., Stifel
                                                                                           Nicolaus,
                                                                                            Stone &
                                                                                           Youngberg
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